Exhibit 99

CONEXANT SYSTEMS, INC.
Consolidated Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three months ended		Year ended
	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2004	2003	2004	2003
Net revenues	$213,123	$164,703	$901,854	$599,977
Cost of goods sold	127,681	92,592	523,129	338,161

Gross margin	85,442	72,111	378,725	261,816
Operating expenses:
Research and development (including non-cash stock compensation of $2,233 and $5,364 for the three and twelve months ended September 30, 2004, respectively, and $33 and $477 for the three and twelve months ended September 30, 2003, respectively)	72,766	41,527	239,971	159,354
Selling, general and administrative (including non-cash stock compensation of $744 and $1,773 for the three and twelve months ended September 30, 2004, and $0 and $1,272 for the three and twelve months ended September 30, 2003, respectively)	35,692	23,955	125,474	93,426
Amortization of intangible assets	8,205	914	20,769	3,437
In-process research and development	—	—	160,818	—
Special charges (See Note 1)	18,388	4,794	32,801	18,379

Total operating expenses	135,051	71,190	579,833	274,596

Operating income (loss)	(49,609)	921	(201,108)	(12,780)
Gain on extinguishment of debt	—	—	—	(42,021)
Other (income) expense, net	78,517	(34,977)	99,808	5,808

Income (loss) before income taxes	(128,126)	35,898	(300,916)	23,433
Provision (benefit) for income taxes	242,365	(1,314)	243,733	(129)

Income (loss) from continuing operations	(370,491)	37,212	(544,649)	23,562
Discontinued operations, net of tax	—	—	—	(728,877)

Net income (loss)	$(370,491)	$37,212	$(544,649)	$(705,315)

Income (loss) per share, basic:
Continuing operations	$(0.79)	$0.14	$(1.40)	$0.09
Discontinued operations	—	—	—	(2.72)

Net income (loss)	$(0.79)	$0.14	$(1.40)	$(2.63)

Income (loss) per share, diluted:
Continuing operations	$(0.79)	$0.12	$(1.40)	$0.09
Discontinued operations	—	—	—	(2.65)

Net income (loss)	$(0.79)	$0.12	$(1.40)	$(2.56)

Number of shares used in per share computation—basic	467,556	273,241	389,630	268,586

Number of shares used in per share computation—diluted	467,556	303,488	389,630	275,230

The consolidated statements of operations include the results of operations of GlobespanVirata, Inc. from February 27, 2004, the date of the company’s merger with GlobespanVirata. No restatement has been made to earlier periods.

Note 1 — Special charges consist of asset impairments, restructuring charges, integration costs, other special items and gains and losses on the disposal of certain operating assets. The three months and twelve months ended September 30, 2004 includes a charge of $3,000 related to the Company’s litigation settlement with Agere Systems, Inc.

CONEXANT SYSTEMS, INC.
Pro Forma (Non-GAAP) Consolidated Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three months ended		Year ended
	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2004	2003	2004	2003
Net revenues	$213,123	$164,703	$901,854	$599,977
Cost of goods sold	127,681	92,592	522,317	338,161

Gross margin	85,442	72,111	379,537	261,816
Operating expenses:
Research and development	64,495	41,467	227,827	158,799
Selling, general and administrative	30,574	23,942	115,874	92,117

Total operating expenses	95,069	65,409	343,701	250,916

Pro forma operating income (loss)	(9,627)	6,702	35,836	10,900
Other income, net	(944)	(2,684)	(6,854)	(17,527)

Pro forma income (loss) before income taxes	(8,683)	9,386	42,690	28,427
Provision (benefit) for income taxes	698	(1,314)	2,066	(129)

Pro forma net income (loss)	$(9,381)	$10,700	$40,624	$28,556

Basic income (loss) per share pro forma (non-GAAP)	$(0.02)	$0.04	$0.10	$0.10

Diluted income (loss) per share pro forma (non-GAAP)	$(0.02)	$0.03	$0.09	$0.10

Number of shares used in per share computation — basic — pro forma (non-GAAP).	492,897	292,742	412,612	286,007

Number of shares used in per share computation — diluted — pro forma (non-GAAP)	494,676	315,625	430,880	292,651

The pro forma (non-GAAP) consolidated statements of operations include the results of operations of GlobespanVirata, Inc. from February 27, 2004, the date of the company’s merger with GlobespanVirata. No restatement has been made to earlier periods.

Pro forma operating income (loss), pro forma net income (loss), and basic and fully diluted income (loss) per share pro forma (non-GAAP) excludes certain non-cash and special items related to operations, certain non-operating gains and losses and interest expense on the convertible subordinated notes. The company believes these measures of income provide a better understanding of its underlying operating results and the company uses these measures internally to evaluate its underlying operating performance. These measures of income are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies.

Basic weighted-average shares of common stock outstanding assume conversion of $711.8 million of convertible subordinated notes at their applicable conversion prices. Diluted weighted-average shares of common stock outstanding also includes the effect of outstanding options and warrants using the treasury stock method.

A reconciliation of consolidated statements of operations, shares and per share information as determined under generally accepted accounting principles with the pro forma net income (loss), pro forma share and per share information presented above is presented in the following table.

CONEXANT SYSTEMS, INC.
Reconciliation of Consolidated Statements of Operations to
Pro Forma (Non-GAAP) Consolidated Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three months ended		Year ended
	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2004	2003	2004	2003
Income (loss) from continuing operations (unaudited)	$(370,491)	$37,212	$(544,649)	$23,562
Non-cash and special items:
Amortization of intangible assets	8,205	914	20,769	3,437
In-process research and development	—	—	160,818	—
IP litigation support costs	2,680	—	5,274	—
Special charges (See Note 2)	18,388	4,794	32,801	18,379
Stock compensation	2,977	33	7,137	1,749
Transitional salaries and benefits (See Note 3)	7,732	—	9,020	—
Gain on debt extinguishment	—	—	—	(42,021)
Interest expense on convertible subordinated notes	8,180	6,473	29,877	27,862
Payroll taxes associated with stock options exercised by employees	—	40	313	115
Equity in losses (earnings) of equity method investees	(1,672)	(114)	(14,422)	3,119
Unrealized loss (gain) on note receivable from Skyworks	—	(11,234)	6,292	(9,402)
Unrealized loss (gain) on Mindspeed warrant	54,284	(30,230)	92,663	(30,230)
Inventory impairment	—	—	812	—
Environmental charge	376	1,202	376	1,202
Federal income tax refund	(14,749)	—	(14,749)	—
Impairment of deferred tax assets	255,738	—	255,738	—
Loss (gain) on sales of investments and assets	6,148	(3,390)	(20,869)	(8,618)
Write-down of investments	12,823	5,000	13,423	39,402

Pro forma net income (loss)	$(9,381)	$10,700	$40,624	$28,556

Income (loss) per share, basic:
Income (loss) from continuing operations (GAAP)	$(0.79)	$0.14	$(1.40)	$0.09
Non-cash and special items	0.77	(0.10)	1.50	0.01

Pro forma (non-GAAP) income (loss)	$(0.02)	$0.04	$0.10	$0.10

Income (loss) per share, diluted:
Income (loss) from continuing operations (GAAP)	$(0.79)	$0.12	$(1.40)	$0.09
Non-cash and special items	0.77	(0.09)	1.49	0.01

Pro forma (non-GAAP) income (loss)	$(0.02)	$0.03	$0.09	$0.10

Number of shares used in per share computation — basic (GAAP)	467,556	273,241	389,630	268,586
Assumed conversion of convertible subordinated notes	25,341	19,501	22,982	17,421

Number of shares used in per share computation — basic — pro forma (non-GAAP)	492,897	292,742	412,612	286,007
Effect of stock options and warrants	1,779	22,883	18,268	6,644

Number of shares used in per share computation — diluted — pro forma (non-GAAP)	494,676	315,625	430,880	292,651

Note 2 — Special charges consist of asset impairments, restructuring charges, integration costs, other special items and gains and losses on the disposal of certain operating assets. The three months and twelve months ended September 30, 2004 includes a charge of $3,000 related to the Company’s litigation settlement with Agere Systems, Inc.

Note 3 — Transitional salaries and benefits of $7,732 and $9,020 for the three months and year ended September 30, 2004 represent amounts earned by employees, from the beginning of each period presented, who have been notified of their termination as part of our restructuring activities. Included in the above amounts are $295 of facilities related costs.

CONEXANT SYSTEMS, INC.
Consolidated Condensed Balance Sheets
(unaudited, in thousands)

	September 30,	September 30,
	2004	2003
ASSETS
Current assets:
Cash and cash equivalents (See Note 4)	$139,031	$76,186
Marketable securities (See Note 4)	163,040	99,283
Receivables, net	185,037	79,557
Inventories	194,754	59,548
Deferred income taxes	—	13,600
Mindspeed warrant-current portion	3,599	—
Other current assets	20,768	26,524

Total current assets	706,229	354,698
Property, plant and equipment, net	55,741	36,310
Goodwill	708,544	56,865
Intangible assets, net	135,241	12,506
Deferred income taxes	—	241,260
Mindspeed warrant	23,000	119,230
Marketable securities-long term (See Note 4)	137,604	—
Other assets	114,163	110,838

Total assets	$1,880,522	$931,707

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$141,533	$55,909
Accrued compensation and benefits	40,423	28,865
Restructuring and reorganization liabilities	22,427	12,091
Other current liabilities	67,044	24,816

Total current liabilities	271,427	121,681
Convertible subordinated notes	711,825	581,825
Other liabilities	68,883	61,435

Total liabilities	1,052,135	764,941

Shareholders’ equity	828,387	166,766

Total liabilities and shareholders’ equity	$1,880,522	$931,707

The consolidated condensed balance sheet at September 30, 2004 includes the assets and liabilities at fair value of GlobespanVirata, Inc. and allocation of purchase price to intangibles and goodwill as of February 27, 2004, the date of the company’s merger with GlobespanVirata, adjusted for subsequent changes.

Note 4 — Total cash, cash equivalents and marketable securities at September 30, 2004 and at September 30, 2003 are as follows:

	Sept. 30,	Sept. 30,
	2004	2003
Cash and cash equivalents	$139,031	$76,186
Skyworks 15% convertible senior subordinated notes	—	55,566
Equity securities- Skyworks Solutions, Inc. (6.2 million shares at September 30, 2004, 0.5 million shares at September 30, 2003)	61,767	4,576
Equity securities- SiRF Technologies, Inc. (5.9 million shares at September 30, 2004)	87,509	—
Other short-term marketable securities (primarily mutual funds, domestic government agencies and corporate debt securities)	13,764	39,141
Long-term marketable securities (primarily domestic government agencies and corporate debt securities)	137,604	—

	$439,675	$175,469

CONEXANT SYSTEMS, INC.
Selected Other Data
(unaudited, in thousands)

	Three months ended		Year ended
	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2004	2003	2004	2003
Selected Data—From Continuing Operations (See Note 5):
Depreciation (See Note 6)	$4,814	$3,252	$16,151	$16,828
Capital expenditures	3,641	6,289	17,563	19,844
Revenues By Region:
Americas	$23,822	$18,145	$101,264	$68,738
Asia-Pacific	167,236	128,474	721,693	481,055
Europe, Middle East and Africa	22,065	18,084	78,897	50,184

	$213,123	$164,703	$901,854	$599,977

Note 5 — Continuing operations excludes the discontinued Mindspeed Technologies Internet infrastructure business which was spun off in June 2003.

Note 6 — Does not include amortization of intangible assets, as applicable.